Exhibit 3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Petro-Canada (the “Company”) on Form 40-F for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission of the date hereof (the “Report”), I, Ronald A. Brenneman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald A. Brenneman
Name:	Ronald A. Brenneman
Title:	Chief Executive Officer

March 26, 2003

A signed original of this written statement required by Section 906 had been provided to Petro-Canada and will be retained by Petro-Canada and furnished to the Securities and Exchange Commission or its staff upon request.